                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

-------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 27, 1999

                                KELLOGG COMPANY
             (Exact name of registrant as specified in its charter)

                          Commission File No.:  1-4171

State of Incorporation:  Delaware   IRS Employee Indentification No.: 38-0710690




                               One Kellogg Square
                          Battle Creek, MI  49016-3599
           (Address of primary executive offices, including ZIP Code)

      Registrant's telephone number, including area code:  (616) 961-2000

Item 5: Other Events

The Company issued a press release today in the form attached as Exhibit 99.01.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     KELLOGG COMPANY




                                     By:   /s/ Alan Taylor
                                        --------------------------
                                        Vice President-Corporate Controller



Date:  September 27, 1999

                               INDEX TO EXHIBITS




EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
  99.01                       Press Release